UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

General Motors Financial Company, Inc.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 15, 2011, GM Financial Canada Leasing Ltd. (“GM Financial Canada Leasing”), a subsidiary of General Motors Financial Company, Inc., entered into certain transaction documents with each lender party thereto, Deutsche Bank AG, Canada Branch, as an administrative agent for the lenders, and BMO Nesbitt Burns Inc., as an administrative agent for the lenders, to establish a revolving warehouse credit facility under GMF Canada Leasing Trust (“GMF Trust”), a master trust, under which GM Financial Canada Leasing may borrow up to C$600 million backed by the 2011-A Borrower Note, which is secured by certain automobile lease agreements and the related lease vehicles of GM Financial Canada Leasing that meet certain eligibility requirements. GM Financial Canada Leasing issued the 2011-A Borrower Note to GMF Trust, which in turn pledged such borrower note as collateral to secure borrowings under the facility. The commitment termination date for GMF Trust is July 13, 2012. This description of the GMF Trust transaction documents is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the transaction documents attached as Exhibits 99.1 - 99.3 to this Form 8-K, which is incorporated herein by reference.

Affiliates of Deutsche Bank AG, Canada Branch and BMO Nesbitt Burns Inc. have also performed investment banking and advisory services for General Motors Financial Company, Inc. and certain of its subsidiaries from time to time to which they have received customary fees and expenses.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	2011-A Servicing Supplement, dated as of July 15, 2011, among GM Financial Canada Leasing Ltd., as the Company, FinanciaLinx Corporation, as Servicer, GMF Canada Leasing Trust, as Issuer, Deutsche Bank AG, Canada Branch, as an Administrative Agent, and BMO Nesbitt Burns Inc., as an Administrative Agent

99.2	Series 2011-A Indenture Supplement, dated as of July 15, 2011, between ComputerShare Trust Company of Canada, acting not in its individual capacity but solely in its capacity as trustee of GMF Canada Leasing Trust, BNY Trust Company of Canada, as Indenture Trustee, Deutsche Bank AG, Canada Branch, as an Administrative Agent, and BMO Nesbitt Burns Inc., as an Administrative Agent

99.3	Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, as Issuer, FinanciaLinx Corporation, as Servicer, GM Financial Canada Leasing Ltd., as Borrower, the Purchasers Parties thereto, the Agents Parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent, BMO Nesbitt Burns Inc., as an Administrative Agent, and BNY Trust Company of Canada, as Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: July 21, 2011	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	2011-A Servicing Supplement, dated as of July 15, 2011, among GM Financial Canada Leasing Ltd., as the Company, FinanciaLinx Corporation, as Servicer, GMF Canada Leasing Trust, as Issuer, Deutsche Bank AG, Canada Branch, as an Administrative Agent, and BMO Nesbitt Burns Inc., as an Administrative Agent

99.2	Series 2011-A Indenture Supplement, dated as of July 15, 2011, between ComputerShare Trust Company of Canada, acting not in its individual capacity but solely in its capacity as trustee of GMF Canada Leasing Trust, BNY Trust Company of Canada, as Indenture Trustee, Deutsche Bank AG, Canada Branch, as an Administrative Agent, and BMO Nesbitt Burns Inc., as an Administrative Agent

99.3	Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, as Issuer, FinanciaLinx Corporation, as Servicer, GM Financial Canada Leasing Ltd., as Borrower, the Purchasers Parties thereto, the Agents Parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent, BMO Nesbitt Burns Inc., as an Administrative Agent, and BNY Trust Company of Canada, as Indenture Trustee